UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
 August 3, 2009

Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant's telephone number including area code:  (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 3, 2009, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended June 30, 2009.  A copy of the Corporation’s press release (the “Press Release”) announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.

The Press Release refers to certain non-GAAP financial measures.  Housing operating earnings is a non-GAAP financial measure and is defined by the Corporation as housing revenues less housing cost of sales less selling, general and administrative expenses.  Housing operating margin is a non-GAAP financial measure and is defined by the Corporation as housing operating earnings divided by total housing revenues.  Reconciliations of these non-GAAP financial measures are included in the attachments to the Press Release.  For additional information concerning the Corporation’s use of these non-GAAP financial measures, see the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2007, which is also available on the Corporation’s web site at www.centex.com.

These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures.  There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and they may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and charges being excluded.  The Corporation compensates for these limitations by using these non-GAAP financial measures as supplements to the GAAP measures.  The non-GAAP financial measures should be read only in conjunction with the Corporation’s consolidated financial statements prepared in accordance with GAAP.

Item 7.01.	Regulation FD Disclosure.

Historical Data.  The Corporation included in its Press Release dated October 28, 2008 and in its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2008, and reports subsequent to that date, minor changes in its segment reporting structure.  Prior year segment information was reclassified to conform to the new presentation.  To facilitate investor understanding and comparison of current segment results against historical results, historical comparative data for two years, by quarter, based on the new segment structure, including revenues and operating earnings as well as statistical data such as unit closings, sales, and backlog, was furnished as Exhibit 99.2 to the Corporation’s Form 8-K filed with the Securities and Exchange Commission on February 3, 2009.  The information furnished in the Press Release filed herewith follows the same segment reporting structure.

Item 8.01.	Other Events.

On August 3, 2009, the Corporation announced its results of operations for the quarter ended June 30, 2009.  The Press Release also included additional information related to the pending merger of a subsidiary of Pulte Homes, Inc. with the Corporation.  A copy of the Corporation’s Press Release announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 8.01 in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished with this Report.

Exhibit Number	Description
99.1	Press Release dated August 3, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary
Date:  August 3, 2009

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